UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-01608

Franklin High Income Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)           (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
May 31, 2016

Franklin High Income Fund

A SERIES OF FRANKLIN HIGH INCOME TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Franklin High Income Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
FinancialStatements	29
Notes to Financial Statements	33
Report of Independent Registered
Public Accounting Firm	42
Tax Information	43
Board Members and Officers	44
Shareholder Information	48

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Franklin High Income Fund

This annual report for Franklin High Income Fund covers the fiscal year ended May 31, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks a high level of current income, with a secondary goal of capital appreciation, by investing predominantly in high yield, lower rated debt securities and preferred stocks.

Performance Overview

The Fund’s Class A shares had a -8.08% cumulative total return for the 12 months under review. In comparison, the benchmark Credit Suisse (CS) High Yield Index, which tracks the high yield debt market, returned -1.68%.1 The Fund’s peers had a -2.21% total return, as measured by the Lipper High Yield Funds Classification Average, which consists of funds chosen by Lipper that aim at high relative current yield from fixed income securities.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy moderated during the 12 months under review. After strengthening in 2015’s second quarter, the economy moderated in the third and fourth quarters. Growth slowed further in 2016’s first quarter as non-residential investments, private inventory investments and federal government spending declined. The manufacturing sector expanded in May for the third consecutive month, while the services sector expanded throughout the 12-month period.

Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.5% in May 2015 to 4.7% at period-end.3 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories, particularly in motor vehicle sales and non-store retail. Inflation, as measured by the Consumer Price Index, remained subdued due to low energy prices but recorded its strongest monthly reading in three years in April, mainly led by a rebound in energy prices and a higher cost of rent.

*Includes common and convertible preferred stocks.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting, maintaining the rate through period-end. At its April meeting, the Fed indicated that its monetary policy remained accommodative, thus supporting further labor market improvement and progress toward its 2.0% inflation objective.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It rose from 2.12% on May 29, 2015, to a period high of 2.50% in June 2015, and remained relatively high through the rest of 2015, based partly on upbeat

1. Source: Credit Suisse Group.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 5/31/16, this category consisted of 662 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME FUND

domestic and eurozone economic data as well as the Fed’s interest rate increase. However, the treasury yield declined in 2016 and ended the period at 1.84% as investors sought the perceived safe haven of sovereign bonds due to weak Chinese economic data, lackluster domestic April jobs data, a broad decline in commodity prices, bargain hunting and strong overseas investor demand during the 10-year notes auction.

Dividend Distributions*
6/1/15–5/31/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
June	1.00	0.92	0.95	1.06	1.03
July	1.00	0.92	0.95	1.06	1.03
August	1.00	0.92	0.95	1.06	1.03
September	1.00	0.92	0.94	1.04	1.02
October	1.00	0.92	0.94	1.04	1.02
November	1.00	0.92	0.94	1.04	1.02
December	0.93	0.85	0.87	0.98	0.96
January	0.93	0.85	0.87	0.98	0.96
February	0.93	0.85	0.87	0.98	0.96
March	0.93	0.87	0.89	0.97	0.95
April	0.93	0.87	0.89	0.97	0.95
May	0.93	0.87	0.89	0.97	0.95
Total	11.58	10.68	10.95	12.15	11.88
*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

We are disciplined, fundamental investors who mainly rely on our analysts’ in-depth industry expertise to evaluate companies. We examine sectors and individual securities in detail. When evaluating an issuer’s creditworthiness, we consider the issuer’s experience, managerial strength, sensitivity to economic conditions, credit rating, and current and prospective financial condition.

Manager’s Discussion

Over the past 12 months, financial market volatility rose as investors focused on a slowdown in Chinese economic growth, the prospect for the Fed to begin increasing its target short-term interest rate, commodity price volatility and the possibility that Britain would exit the European Union. In this environment, fixed income and equity markets were significantly affected by the prevailing investor sentiment.

Focusing on the high yield corporate bond market, commodity price weakness detracted from performance for three quarters of the period, as the energy and metals and mining sectors represented approximately 18% of the high yield index. Moreover, although new-issue supply was marginally slower compared to 2015 levels, redemptions from dedicated high yield mutual funds further pressured pricing levels for the asset class. Overall, yield spreads to comparable Treasuries widened from 5.0 percentage points to 6.5 percentage points by period-end, above their long-term historical average.

Fundamentally, with the overall decline in commodity prices throughout 2015, earnings and credit quality trends for the energy and metals and mining sectors were challenged going into 2016.4 As expected, default rates in commodity-related sectors rose as companies attempted to reduce debt on their balance sheets and strengthen liquidity in the face of lower cash flow and earnings prospects. However, a rally in many commodity prices that began in late February led to positive performance near period-end.

In other areas, the fundamental outlook for the remainder of the high yield corporate market continued to be supportive. Although earnings growth and margin improvements may have already peaked and leverage ratios have ticked higher over the past few years, given the significant refinancing activity and earnings growth over the past several years non-commodity high yield issuers have experienced below-average default rates. Even though spreads tightened over the past year for many non-commodity related issuers, given the prospect for more stable credit fundamentals, we still believed valuations to be relatively attractive across many of these industries. Outside of materials and energy, our largest industry weightings at period-end were in the health care and financials sectors.5 However, given the Fund’s positioning in energy-related issuers, the Fund held a higher risk stance at period-end.

In terms of the Fund’s performance, during the period the Fund underperformed the CS High Yield Index and the return of peer funds, as measured by the Lipper High Yield Funds Classification Average.

Looking at sectors that negatively impacted the Fund’s relative performance, the Fund’s overweighted allocation and

4. Metals and mining is part of materials in the SOI.
5. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI. The financials sector comprises banks, diversified financials and real estate in the SOI.

4 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME FUND

Top 10 Holdings by Issuer*
5/31/16
Company	% of Total
Sector/Industry	Net Assets
HCA Inc.	2.3%
Health Care Equipment & Services
Sprint Communications Inc.	1.9%
Telecommunication Services
T-Mobile USA Inc.	1.7%
Telecommunication Services
First Data Corp.	1.5%
Software & Services
CCO Holdings LLC/CCO Holdings Capital Corp.	1.5%
Media
ArcelorMittal	1.5%
Materials
Reynolds Group Issuer Inc./LLC/SA	1.3%
Materials
CIT Group Inc.	1.3%
Banks
Tenet Healthcare Corp.	1.2%
Health Care Equipment & Services
CenturyLink Inc.	1.2%
Telecommunication Services

*Securities are listed by issuer, which may appear by another name in the SOI.

aggressive positioning within the energy sector was a primary detractor from performance during the period. With oil and natural gas prices declining, the market not only seemed to price in an elevated expectation for defaults and restructurings, but also an expectation for lower recovery rates. These companies increasingly sought to reduce debt on their balance sheets through distressed exchanges and select outright restructurings. Given an outlook toward an intermediate-term increase in oil and gas prices from 2015 and early 2016 levels, we found what we considered attractive value in select energy securities. Some of these opportunities materialized as commodity prices turned positive near period-end. Similarly, the Fund’s heavier exposure to metals and mining also detracted from performance, given price declines across a number of global commodities. Within our metals and mining exposure, we generally sought issuers that we assessed could weather a prolonged period of lower commodity prices and/or invested in bonds that provided some degree of downside collateral protection relative to unsecured bonds. Nonetheless, overall securities in this sector underperformed the broader high yield market during the period.

Certain of the Fund’s weightings in terms of industry positioning favorably impacted relative performance. For example, the Fund held overweighted exposures in the food, beverage, and tobacco; and container and packaging industries.6 As these industries are all considered relatively defensive and either have little exposure to commodities or actually benefit from lower commodity input prices, the Fund’s heavier weighting in these industries benefited relative performance. Given the possible continuance of historically low interest rates, the Fund’s overweighted exposure to financials also benefited relative performance over the period.

Thank you for your continued participation in Franklin High Income Fund. We look forward to serving your future investment needs.

6. Containers and packaging is part of materials in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME FUND

Performance Summary as of May 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	5/31/16	5/31/15		Change
A (FHAIX)	$1.73	$2.01	-$	0.28
C (FCHIX)	$1.75	$2.03	-$	0.28
R (FHIRX)	$1.76	$2.04	-$	0.28
R6 (FHRRX)	$1.73	$2.01	-$	0.28
Advisor (FVHIX)	$1.74	$2.01	-$	0.27

Distributions[1] (6/1/15–5/31/16)
	Dividend
Share Class	Income
A	$0.1158
C	$0.1068
R	$0.1095
R6	$0.1215
Advisor	$0.1188

See page 11 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME FUND
PERFORMANCE SUMMARY

Performance as of 5/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (6/30/16)[6]	Operating Expenses[7]
A					0.76%
1-Year	-8.08%	-12.01%	$8,799	-8.34%
5-Year	+17.60%	+2.41%	$11,265	+2.93%
10-Year	+73.45%	+5.22%	$16,626	+5.43%
C					1.26%
1-Year	-8.46%	-9.32%	$9,068	-5.46%
5-Year	+14.54%	+2.75%	$11,454	+3.28%
10-Year	+65.16%	+5.15%	$16,516	+5.36%
R					1.11%
1-Year	-8.27%	-8.27%	$9,173	-4.39%
5-Year	+15.32%	+2.89%	$11,532	+3.41%
10-Year	+68.16%	+5.33%	$16,816	+5.55%
R6					0.47%
1-Year	-7.78%	-7.78%	$9,222	-3.80%
3-Year	-0.71%	-0.24%	$9,929	+1.28%
Since Inception (5/1/13)	-1.64%	-0.54%	$9,836	+0.02%
Advisor					0.61%
1-Year	-7.39%	-7.39%	$9,261	-4.45%
5-Year	+18.51%	+3.46%	$11,851	+3.87%
10-Year	+76.84%	+5.87%	$17,684	+6.02%

		30-Day Standardized Yield[9]
	Distribution
Share Class	Rate[8]	(with waiver)	(without waiver)
A	6.17%	6.29%	6.28%
C	5.97%	6.06%	6.05%
R	6.07%	6.22%	6.21%
R6	6.73%	6.93%	6.92%
Advisor	6.55%	6.70%	6.69%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

8 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

Class R (6/1/06–5/31/16)

Average Annual Total Return

10 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on
05/31/16.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
10. Source: Credit Suisse Group. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.
11. Source: Lipper, a Thomson Reuters Company. The Lipper High Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper
High Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Yield Funds are defined as funds that aim at high
(relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the one-year period ended
5/31/16, there were 662 funds in this category. Lipper calculations do not include sales charges.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report

franklintempleton.com

			FRANKLIN HIGH INCOME FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/15	Value 5/31/16	Period* 12/1/15–5/31/16
A
Actual	$1,000	$1,028.30	$3.96
Hypothetical (5% return before expenses)	$1,000	$1,021.10	$3.94
C
Actual	$1,000	$1,025.40	$6.48
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.46
R
Actual	$1,000	$1,031.80	$5.74
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.70
R6
Actual	$1,000	$1,030.00	$2.28
Hypothetical (5% return before expenses)	$1,000	$1,022.75	$2.28
Advisor
Actual	$1,000	$1,035.10	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.85	$3.18

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.78%;
C: 1.28%; R: 1.13%; R6: 0.45%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST

Financial Highlights
Franklin High Income Fund
		Year Ended May 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.01	$2.15	$2.12	$1.97	$2.05
Income from investment operations[a]:
Net investment income[b]	0.11	0.12	0.13	0.13	0.14
Net realized and unrealized gains (losses)	(0.27)	(0.14)	0.03	0.16	(0.07)
Total from investment operations	(0.16)	(0.02)	0.16	0.29	0.07
Less distributions from net investment income	(0.12)	(0.12)	(0.13)	(0.14)	(0.15)
Net asset value, end of year.	$1.73	$2.01	$2.15	$2.12	$1.97

Total return[c]	(8.08)%	(0.83)%	8.01%	15.24%	3.64%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.78%	0.76%	0.76%	0.76%	0.76%
Expenses net of waiver and payments by affiliates[d]	0.77%	0.76%[e]	0.76%[e]	0.76%	0.76%
Net investment income	6.15%	5.76%	6.10%	6.49%	7.16%

Supplemental data
Net assets, end of year (000’s)	$2,745,474	$3,611,985	$4,058,942	$3,920,619	$2,979,160
Portfolio turnover rate	18.58%	34.67%	29.33%	28.89%	22.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN HIGH INCOME TRUST
			FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)
		Year Ended May 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.03	$2.17	$2.13	$1.99	$2.07
Income from investment operations[a]:
Net investment income[b]	0.10	0.11	0.12	0.13	0.13
Net realized and unrealized gains (losses)	(0.27)	(0.14)	0.04	0.14	(0.07)
Total from investment operations	(0.17)	(0.03)	0.16	0.27	0.06
Less distributions from net investment income	(0.11)	(0.11)	(0.12)	(0.13)	(0.14)
Net asset value, end of year.	$1.75	$2.03	$2.17	$2.13	$1.99

Total return[c]	(8.46)%	(1.32)%	7.90%	13.99%	3.09%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.28%	1.26%	1.26%	1.26%	1.26%
Expenses net of waiver and payments by affiliates[d]	1.27%	1.26%[e]	1.26%[e]	1.26%	1.26%
Net investment income	5.65%	5.26%	5.60%	5.99%	6.66%

Supplemental data
Net assets, end of year (000’s)	$563,218	$784,613	$907,458	$814,757	$580,850
Portfolio turnover rate	18.58%	34.67%	29.33%	28.89%	22.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN HIGH INCOME TRUST
FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)
		Year Ended May 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.04	$2.18	$2.14	$2.00	$2.08
Income from investment operations[a]:
Net investment income[b]	0.10	0.11	0.12	0.13	0.14
Net realized and unrealized gains (losses)	(0.27)	(0.14)	0.04	0.14	(0.08)
Total from investment operations	(0.17)	(0.03)	0.16	0.27	0.06
Less distributions from net investment income	(0.11)	(0.11)	(0.12)	(0.13)	(0.14)
Net asset value, end of year.	$1.76	$2.04	$2.18	$2.14	$2.00

Total return	(8.27)%	(1.16)%	8.02%	14.05%	3.25%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.13%	1.11%	1.11%	1.11%	1.11%
Expenses net of waiver and payments by affiliates[c]	1.12%	1.11%[d]	1.11%[d]	1.11%	1.11%
Net investment income	5.80%	5.41%	5.75%	6.14%	6.81%

Supplemental data
Net assets, end of year (000’s)	$227,440	$323,397	$363,756	$335,335	$263,425
Portfolio turnover rate	18.58%	34.67%	29.33%	28.89%	22.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN HIGH INCOME TRUST
		FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)
		Year Ended May 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.01	$2.15	$2.12	$2.14
Income from investment operations[b]:
Net investment income[c]	0.11	0.12	0.13	0.01
Net realized and unrealized gains (losses)	(0.27)	(0.13)	0.04	(0.03)
Total from investment operations	(0.16)	(0.01)	0.17	(0.02)
Less distributions from net investment income	(0.12)	(0.13)	(0.14)	—
Net asset value, end of year	$1.73	$2.01	$2.15	$2.12

Total return[d]	(7.78)%	(0.57)%	8.27%	(0.93)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.47%	0.47%	0.49%	0.48%
Expenses net of waiver and payments by affiliates[f]	0.46%	0.47%[g]	0.49%[g]	0.48%
Net investment income	6.46%	6.05%	6.37%	6.78%

Supplemental data
Net assets, end of year (000’s)	$37,872	$81,133	$35,633	$298
Portfolio turnover rate	18.58%	34.67%	29.33%	28.89%

aFor the period May 1, 2013 (effective date) to May 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN HIGH INCOME TRUST
FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)
		Year Ended May 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.01	$2.15	$2.12	$1.98	$2.06
Income from investment operations[a]:
Net investment income[b]	0.11	0.12	0.13	0.14	0.14
Net realized and unrealized gains (losses)	(0.26)	(0.14)	0.04	0.14	(0.07)
Total from investment operations	(0.15)	(0.02)	0.17	0.28	0.07
Less distributions from net investment income	(0.12)	(0.12)	(0.14)	(0.14)	(0.15)
Net asset value, end of year.	$1.74	$2.01	$2.15	$2.12	$1.98

Total return	(7.39)%	(0.69)%	8.15%	14.81%	3.79%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.63%	0.61%	0.61%	0.61%	0.61%
Expenses net of waiver and payments by affiliates[c]	0.62%	0.61%[d]	0.61%[d]	0.61%	0.61%
Net investment income	6.30%	5.91%	6.25%	6.64%	7.31%

Supplemental data
Net assets, end of year (000’s)	$526,634	$1,443,439	$1,720,196	$1,275,166	$857,927
Portfolio turnover rate	18.58%	34.67%	29.33%	28.89%	22.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Statement of Investments, May 31, 2016
Franklin High Income Fund
	Country	Shares	Value

Common Stocks 0.0%†
Consumer Services 0.0%†
[a,b] Red Rock Resorts Inc., A.	United States	5,447	$93,331
Transportation 0.0%†
[a,b] CEVA Holdings LLC	United Kingdom	3,364	1,177,477
Total Common Stocks (Cost $5,172,824)			1,270,808

Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a,b] CEVA Holdings LLC, cvt. pfd., A-1.	United Kingdom	134	70,350
[a,b] CEVA Holdings LLC, cvt. pfd., A-2.	United Kingdom	7,283	2,548,917
Total Convertible Preferred Stocks (Cost $11,036,794)			2,619,267

		Principal
		Amount*

Corporate Bonds 94.7%
Automobiles & Components 2.0%
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	42,500,000	42,403,313
The Goodyear Tire & Rubber Co.,
senior bond, 5.00%, 5/31/26	United States	9,400,000	9,529,250
senior note, 5.125%, 11/15/23	United States	15,000,000	15,412,500
[c] International Automotive Components Group SA, senior secured note, 144A, 9.125%,
6/01/18	United States	14,000,000	13,167,000
			80,512,063
Banks 4.1%
[d] Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter,
Perpetual	United States	42,500,000	43,110,725
CIT Group Inc.,
senior note, 5.375%, 5/15/20.	United States	17,000,000	17,765,000
senior note, 5.00%, 8/15/22	United States	33,650,000	34,533,312
[d] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	45,000,000	45,000,000
[d] JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	5,000,000	5,173,435
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	9,900,000	9,542,907
Royal Bank of Scotland Group PLC,
sub. note, 6.125%, 12/15/22	United Kingdom	4,000,000	4,262,960
sub. note, 5.125%, 5/28/24	United Kingdom	10,000,000	9,911,150
			169,299,489
Capital Goods 2.9%
[c] Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	33,400,000	29,559,000
[c] CBC Ammo LLC/CBC FinCo Inc., senior note, 144A, 7.25%, 11/15/21	Brazil	24,000,000	20,460,000
[c] DigitalGlobe Inc., senior note, 144A, 5.25%, 2/01/21	United States	21,000,000	19,372,500
[c] HD Supply Inc., senior note, 144A, 5.75%, 4/15/24	United States	9,500,000	9,903,750
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	13,500,000	9,621,450
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24.	United States	8,000,000	8,200,000
senior sub. bond, 6.50%, 5/15/25.	United States	4,200,000	4,278,750
[c,e] senior sub. bond, 144A, 6.375%, 6/15/26	United States	8,200,000	8,220,500
senior sub. note, 6.00%, 7/15/22	United States	9,400,000	9,611,500
			119,227,450

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Commercial & Professional Services 1.0%
[c] Acosta Inc., senior note, 144A, 7.75%, 10/01/22	United States	19,000,000	$18,382,500
[b,f] Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	9,053,899	905
United Rentals North America Inc.,
senior bond, 5.75%, 11/15/24	United States	14,000,000	14,105,000
senior bond, 5.875%, 9/15/26	United States	9,600,000	9,504,000
			41,992,405
Consumer Durables & Apparel 3.0%
[c] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	26,300,000	26,431,500
KB Home,
senior bond, 7.50%, 9/15/22	United States	23,000,000	23,575,000
senior note, 4.75%, 5/15/19	United States	11,000,000	11,027,500
senior note, 7.00%, 12/15/21.	United States	10,000,000	10,150,000
[c] Taylor Morrison Communities Inc./Monarch Communities Inc.,
senior note, 144A, 5.875%, 4/15/23	United States	12,500,000	12,656,250
senior note, 144A, 5.625%, 3/01/24	United States	25,000,000	24,625,000
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	14,000,000	14,770,000
			123,235,250
Consumer Services 4.5%
[c] 1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 6.00%, 4/01/22.	Canada	23,500,000	24,410,625
senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	14,000,000	14,332,500
[c] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	30,000,000	22,950,000
[c,f] Fontainebleau Las Vegas, senior secured bond, first lien, 144A, 11.00%, 6/15/15	United States	20,000,000	39,500
GLP Capital LP/GLP Financing II Inc., senior note, 5.375%, 4/15/26	United States	11,500,000	12,017,500
[c] International Game Technology PLC,
senior secured bond, 144A, 6.50%, 2/15/25	United States	24,000,000	24,300,000
senior secured note, 144A, 6.25%, 2/15/22	United States	22,000,000	22,495,000
MGM Resorts International,
senior note, 6.625%, 12/15/21	United States	10,000,000	10,837,500
senior note, 6.00%, 3/15/23	United States	13,500,000	14,141,250
[c] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%,
3/01/25	United States	20,000,000	19,400,000
[c] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	21,500,000	21,123,750
			186,047,625
Diversified Financials 3.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
senior note, 4.25%, 7/01/20	Netherlands	9,250,000	9,510,804
senior note, 4.625%, 10/30/20	Netherlands	5,800,000	6,028,114
senior note, 5.00%, 10/01/21.	Netherlands	15,000,000	15,772,575
senior note, 4.625%, 7/01/22.	Netherlands	13,400,000	13,810,576
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	24,000,000	21,303,600
E*TRADE Financial Corp., senior note, 4.625%, 9/15/23	United States	10,000,000	10,075,000
Navient Corp.,
senior note, 5.50%, 1/15/19	United States	27,000,000	27,101,250
senior note, 4.875%, 6/17/19.	United States	4,000,000	3,920,000
senior note, 5.00%, 10/26/20.	United States	12,500,000	11,718,750
senior note, 5.875%, 3/25/21.	United States	5,000,000	4,718,750
[c] OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	18,000,000	18,180,000
			142,139,419

20 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Energy 13.8%
[c,f] Alpha Natural Resources Inc., second lien, 144A, 7.50%, 8/01/20.	United States	25,000,000		$453,125
[b,g] Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.,
senior note, 7.75%, 1/15/21	United States	25,500,000		3,187,500
senior note, 9.25%, 8/15/21	United States	17,400,000		2,175,000
[f] BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%,
4/15/22	United States	45,000,000		6,300,000
California Resources Corp.,
[c] secured note, second lien, 144A, 8.00%, 12/15/22.	United States	21,982,000		16,019,382
senior bond, 6.00%, 11/15/24	United States	8,040,000		4,371,750
senior note, 5.50%, 9/15/21	United States	3,882,000		2,115,690
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 7.75%, 4/15/23	United States	30,100,000		20,091,750
[c] senior note, 144A, 11.50%, 1/15/21	United States	6,800,000		7,412,000
CGG SA,
senior note, 6.50%, 6/01/21	France	29,000,000		12,470,000
senior note, 6.875%, 1/15/22.	France	20,800,000		8,944,000
[f] Chaparral Energy Inc.,
senior bond, 8.25%, 9/01/21	United States	10,000,000		4,775,000
senior bond, 7.625%, 11/15/22	United States	6,700,000		3,199,250
senior note, 9.875%, 10/01/20	United States	15,000,000		7,275,000
[f] CHC Helicopter SA,
senior note, 9.375%, 6/01/21.	Canada	10,000,001		925,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	37,800,000		16,915,500
[c] Cheniere Corpus Christi Holdings LLC, senior secured note, 144A, 7.00%, 6/30/24	United States	15,600,000		16,009,500
[c] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22.	United States	20,207,000		16,291,894
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	19,550,000		14,858,000
Compressco Partners LP/Finance Corp., senior note, 7.25%, 8/15/22	United States	12,900,000		10,513,500
CONSOL Energy Inc., senior note, 8.00%, 4/01/23	United States	35,000,000		30,275,000
[c] Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note,
144A, 6.25%, 4/01/23	United States	17,000,000		15,980,000
Energy Transfer Equity LP,
senior note, first lien, 7.50%, 10/15/20	United States	14,500,000		14,862,500
senior secured bond, first lien, 5.875%, 1/15/24.	United States	15,000,000		13,837,500
senior secured bond, first lien, 5.50%, 6/01/27	United States	17,900,000		15,617,750
[f] Energy XXI Gulf Coast Inc.,
senior note, 9.25%, 12/15/17.	United States	26,000,000		1,690,000
[c] senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	10,000,000		4,050,000
[c] EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	20,000,000		12,500,000
[f] EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	20,000,000		1,700,000
[c] Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	32,000,000		29,680,000
[b,f] Goodrich Petroleum Corp.,
second lien, 144A, 8.00%, 3/15/18.	United States	15,000	[h]	2,250,000
secured note, second lien, 144A, 8.875%, 3/15/18.	United States	17,500	[h]	2,625,000
Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	20,000,000		4,050,000
senior note, 8.875%, 5/15/21.	United States	5,000,000		1,012,500
[c] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	20,000,000		11,050,000

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[c,f] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%,
12/15/20.	United States	35,000,000	$9,800,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%,
2/15/21	United States	28,000,000	26,110,000
Memorial Production Partners LP/Memorial Production Finance Corp.,
senior note, 7.625%, 5/01/21.	United States	15,500,000	7,672,500
senior note, 6.875%, 8/01/22.	United States	10,000,000	4,750,000
[f] Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	25,000,000	375,000
[c] Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21.	United States	24,500,000	4,777,500
[c,f] Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	53,000,000	7,817,500
[f] Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	25,000,000	7,750,000
QEP Resources Inc., senior bond, 5.375%, 10/01/22	United States	16,000,000	14,960,000
Sabine Pass Liquefaction LLC,
first lien, 5.625%, 2/01/21	United States	22,000,000	22,577,500
first lien, 5.625%, 4/15/23	United States	13,300,000	13,499,500
senior secured note, first lien, 5.625%, 3/01/25	United States	10,000,000	10,037,500
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	10,000,000	7,700,000
senior note, 6.125%, 1/15/23.	United States	12,000,000	8,700,000
[c] Triangle USA Petroleum Corp., senior note, 144A, 6.75%, 7/15/22	United States	20,000,000	4,400,000
[c,f] Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	24,000,000	12,960,000
Vanguard Natural Resources LLC/Finance Corp., senior note, 7.875%, 4/01/20	United States	20,000,000	4,500,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	40,000,000	9,400,000
Weatherford International LLC, senior note, 6.35%, 6/15/17	United States	3,900,000	3,958,500
Weatherford International Ltd.,
senior note, 6.00%, 3/15/18	United States	6,100,000	6,039,000
senior note, 9.625%, 3/01/19.	United States	13,200,000	13,068,000
senior note, 5.125%, 9/15/20.	United States	8,300,000	6,764,500
senior note, 4.50%, 4/15/22	United States	8,500,000	6,630,000
WPX Energy Inc., senior note, 6.00%, 1/15/22	United States	19,000,000	17,195,000
			566,925,091
Food, Beverage & Tobacco 2.4%
[c] Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	7,900,000	7,840,750
[c] JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	17,100,000	16,886,250
senior note, 144A, 8.25%, 2/01/20	United States	17,000,000	17,786,250
senior note, 144A, 7.25%, 6/01/21	United States	10,000,000	10,350,000
Post Holdings Inc.,
senior note, 7.375%, 2/15/22.	United States	20,000,000	21,200,000
[c] senior note, 144A, 6.75%, 12/01/21	United States	24,000,000	25,380,000
			99,443,250
Health Care Equipment & Services 6.3%
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	6,300,000	6,347,250
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19.	United States	20,000,000	19,850,000
senior note, 7.125%, 7/15/20.	United States	13,300,000	12,402,250
senior note, 6.875%, 2/01/22.	United States	4,600,000	3,976,194
senior secured note, 5.125%, 8/01/21	United States	4,100,000	4,115,375
senior secured note, first lien, 5.125%, 8/15/18	United States	502,000	511,970

22 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Health Care Equipment & Services (continued)
DaVita HealthCare Partners Inc.,
senior bond, 5.125%, 7/15/24	United States	15,000,000	$15,230,625
senior bond, 5.00%, 5/01/25	United States	17,400,000	17,291,250
senior note, 5.75%, 8/15/22	United States	8,000,000	8,410,000
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	40,000,000	42,450,000
senior bond, 5.375%, 2/01/25	United States	7,000,000	7,113,750
senior secured bond, first lien, 5.875%, 3/15/22.	United States	10,000,000	10,825,000
senior secured bond, first lien, 5.25%, 4/15/25	United States	11,000,000	11,357,500
senior secured note, first lien, 5.00%, 3/15/24	United States	20,000,000	20,575,000
[c,e] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	7,300,000	7,519,000
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20	United States	6,700,000	7,085,250
senior note, 5.00%, 3/01/19	United States	10,700,000	10,379,000
senior note, 8.125%, 4/01/22.	United States	20,000,000	20,225,000
senior note, 6.75%, 6/15/23	United States	13,700,000	12,929,375
[c] Vizient Inc., senior note, 144A, 10.375%, 3/01/24	United States	16,800,000	18,018,000
			256,611,789
Materials 13.9%
ArcelorMittal,
senior note, 6.50%, 3/01/21	France	46,800,000	48,688,380
senior note, 6.125%, 6/01/25.	France	10,800,000	10,584,000
[c] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	4,100,000	4,171,750
senior note, 144A, 7.00%, 11/15/20	Luxembourg	2,647,059	2,600,735
senior note, 144A, 6.00%, 6/30/21	Luxembourg	7,000,000	6,930,000
[i] senior secured note, 144A, FRN, 3.634%, 12/15/19	Luxembourg	20,800,000	20,904,000
[c] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18.	Australia	27,500,000	21,656,250
[c] Blue Cube Spinco Inc., senior bond, 144A, 10.00%, 10/15/25	United States	13,000,000	15,242,500
[c] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24.	Mexico	15,800,000	15,493,480
[c] Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	30,000,000	28,389,300
senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	7,000,000	6,814,745
The Chemours Co.,
senior bond, 7.00%, 5/15/25	United States	8,500,000	7,511,875
senior note, 6.625%, 5/15/23.	United States	37,000,000	33,392,500
[c] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	37,500,000	35,437,500
[c] First Quantum Minerals Ltd.,
senior note, 144A, 6.75%, 2/15/20	Canada	20,000,000	16,100,000
senior note, 144A, 7.00%, 2/15/21	Canada	35,000,000	27,803,125
[c] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22 .	Australia	26,800,000	28,582,200
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	19,000,000	19,807,500
[c] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	13,000,000	13,260,000
senior note, 144A, 5.875%, 8/15/23	United States	10,000,000	10,618,750
[c] Platform Specialty Products Corp.,
senior note, 144A, 10.375%, 5/01/21	United States	7,400,000	7,548,000
senior note, 144A, 6.50%, 2/01/22	United States	25,000,000	22,312,500

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[c] Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	18,700,000	$14,445,750
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	16,000,000	16,540,000
senior note, 8.50%, 5/15/18	United States	10,000,000	10,037,500
senior note, 9.875%, 8/15/19.	United States	7,500,000	7,800,000
senior note, 8.25%, 2/15/21	United States	20,000,000	20,811,140
[c] Sealed Air Corp., senior bond, 144A, 5.50%, 9/15/25	United States	18,000,000	18,720,000
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	15,000,000	15,453,000
senior note, 5.125%, 10/01/21	United States	8,500,000	8,707,230
[c] Summit Materials LLC/Summit Materials Finance Corp., senior note, 144A, 8.50%,
4/15/22	United States	28,000,000	29,960,000
[c] U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, senior note, 144A, 7.375%, 5/01/21 .	United States	9,500,000	10,087,100
[c] Univar USA Inc., senior note, 144A, 6.75%, 7/15/23	United States	11,500,000	11,648,350
[f] Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	5,406,000	946,050
			569,005,210
Media 10.2%
[c] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	23,550,000	24,079,875
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	22,800,000	22,828,500
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	25,000,000	25,750,000
senior bond, 5.125%, 2/15/23	United States	10,000,000	10,200,000
[c] senior bond, 144A, 5.375%, 5/01/25	United States	12,000,000	12,210,000
[c] senior bond, 144A, 5.75%, 2/15/26	United States	13,200,000	13,563,000
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22.	United States	3,500,000	3,430,000
senior note, 6.50%, 11/15/22.	United States	6,500,000	6,556,875
senior sub. note, 7.625%, 3/15/20	United States	1,650,000	1,526,250
senior sub. note, 7.625%, 3/15/20	United States	14,000,000	13,510,000
CSC Holdings LLC,
senior note, 6.75%, 11/15/21.	United States	5,000,000	5,152,500
senior note, 5.25%, 6/01/24	United States	28,000,000	25,270,000
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	5,000,000	4,562,500
senior note, 5.875%, 7/15/22.	United States	25,000,000	24,325,250
senior note, 5.875%, 11/15/24	United States	17,500,000	16,285,938
Gannett Co. Inc., senior bond, 6.375%, 10/15/23	United States	10,000,000	10,719,000
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	33,000,000	24,750,000
senior secured note, first lien, 9.00%, 9/15/22	United States	15,000,000	11,118,750
[c] Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20.	United States	19,000,000	16,530,000
[c] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	27,000,000	28,350,000
senior bond, 144A, 5.375%, 4/15/25	United States	13,400,000	13,483,750
[c] Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	23,500,000	24,269,507
[c] Univision Communications Inc.,
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	5,000,000	5,062,500
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	16,000,000	15,920,000

24 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Media (continued)
[c] Virgin Media Secured Finance PLC,
senior secured bond, 144A, 5.25%, 1/15/26	United Kingdom	20,000,000	$19,964,700
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	17,000,000	17,425,000
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	7,300,000	7,373,000
[c] VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	14,000,000	13,842,500
			418,059,395
Pharmaceuticals, Biotechnology & Life Sciences 4.9%
[c] AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	29,000,000	25,665,000
[c] Concordia Healthcare Corp., senior note, 144A, 7.00%, 4/15/23	Canada	24,000,000	22,410,000
[c] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	28,400,000	24,779,000
senior note, 144A, 6.00%, 7/15/23	United States	16,200,000	14,262,642
Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	10,700,000	10,994,250
Horizon Pharma Financing Inc., senior note, 6.625%, 5/01/23	United States	24,000,000	22,200,000
[c] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A,
6.375%, 8/01/23	United States	16,000,000	16,376,000
[c] Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	36,000,000	32,220,000
[c] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	12,500,000	10,468,750
senior note, 144A, 7.50%, 7/15/21	United States	10,000,000	9,100,000
senior note, 144A, 5.625%, 12/01/21	United States	15,000,000	12,750,000
			201,225,642
Real Estate 0.9%
Equinix Inc., senior bond, 5.375%, 4/01/23.	United States	35,000,000	36,181,250
Retailing 1.0%
[c] Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	12,700,000	12,890,500
Netflix Inc.,
senior bond, 5.875%, 2/15/25	United States	10,000,000	10,525,000
senior note, 5.50%, 2/15/22	United States	18,000,000	18,877,500
			42,293,000
Semiconductors & Semiconductor Equipment 0.5%
[c] Qorvo Inc.,
senior bond, 144A, 7.00%, 12/01/25	United States	5,000,000	5,200,000
senior note, 144A, 6.75%, 12/01/23	United States	15,800,000	16,313,500
			21,513,500
Software & Services 3.2%
[c] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	45,000,000	33,300,000
[c] First Data Corp.,
second lien, 144A, 5.75%, 1/15/24.	United States	30,000,000	30,112,500
secured note, first lien, 144A, 5.00%, 1/15/24	United States	18,400,000	18,457,408
senior note, 144A, 7.00%, 12/01/23	United States	14,000,000	14,245,000
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22.	United States	37,500,000	34,593,750
			130,708,658
Technology Hardware & Equipment 2.9%
[c] Blackboard Inc., senior note, 144A, 7.75%, 11/15/19.	United States	23,500,000	18,800,000
[c,j] CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	3,000,000	3,108,678
[c] CommScope Inc.,
senior bond, 144A, 5.50%, 6/15/24	United States	7,000,000	7,122,500
senior note, 144A, 5.00%, 6/15/21	United States	15,000,000	15,281,250

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Technology Hardware & Equipment (continued)
[c] CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25.	United States	10,200,000	$10,429,500
[c,e] Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
senior secured bond, first lien, 144A, 5.45%, 6/15/23	United States	7,000,000	7,124,313
senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	5,400,000	5,458,817
[c] Plantronics Inc., senior note, 144A, 5.50%, 5/31/23.	United States	11,000,000	10,972,500
[c] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24.	United States	38,250,000	39,684,375
			117,981,933
Telecommunication Services 9.8%
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	6,300,000	6,166,125
senior bond, 5.625%, 4/01/25	United States	17,800,000	15,819,750
senior note, 5.80%, 3/15/22	United States	27,000,000	26,088,750
[c] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	15,000,000	13,056,225
[c] Digicel Ltd.,
senior note, 144A, 6.00%, 4/15/21	Bermuda	22,000,000	19,561,740
senior note, 144A, 6.75%, 3/01/23	Bermuda	8,100,000	7,149,263
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	Luxembourg	20,000,000	13,550,000
senior bond, 5.50%, 8/01/23	Luxembourg	15,000,000	9,712,500
senior note, 7.25%, 10/15/20.	Luxembourg	10,000,000	7,025,000
senior note, 7.50%, 4/01/21	Luxembourg	12,000,000	8,220,000
[c] senior secured note, first lien, 144A, 8.00%, 2/15/24	Luxembourg	8,400,000	8,601,600
[c] Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	30,000,000	29,839,170
[c] Neptune Finco Corp., senior bond, 144A, 10.875%, 10/15/25	United States	8,600,000	9,814,750
[b,f] RSL Communications PLC,
senior discount bond, 10.125%, 3/01/08	United Kingdom	44,500,000	—
senior note, 12.00%, 11/01/08	United Kingdom	6,250,000	—
Sprint Communications Inc.,
senior note, 8.375%, 8/15/17.	United States	20,000,000	20,625,000
senior note, 6.00%, 11/15/22.	United States	12,500,000	9,437,500
[c] senior note, 144A, 9.00%, 11/15/18	United States	37,000,000	39,497,500
[c] senior note, 144A, 7.00%, 3/01/20	United States	9,800,000	10,162,502
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	4,700,000	3,713,000
senior bond, 7.125%, 6/15/24	United States	10,900,000	8,263,562
senior note, 7.625%, 2/15/25.	United States	25,000,000	18,984,375
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	7,400,000	7,881,000
senior bond, 6.375%, 3/01/25	United States	22,400,000	23,548,000
senior note, 6.542%, 4/28/20.	United States	11,700,000	12,087,399
senior note, 6.633%, 4/28/21.	United States	9,000,000	9,495,000
senior note, 6.731%, 4/28/22.	United States	9,000,000	9,472,500
senior note, 6.00%, 4/15/24	United States	8,500,000	8,879,100
[c] Wind Acquisition Finance SA,
secured note, second lien, 144A, 7.375%, 4/23/21.	Italy	32,000,000	30,460,160
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	15,000,000	14,700,000
			401,811,471
Transportation 1.0%
[c] Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	15,000,000	15,037,500
senior note, 144A, 9.75%, 5/01/20	United States	9,300,000	7,765,500

26 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Transportation (continued)
[c] Stena International SA, senior secured bond, first lien, 144A, 5.75%, 3/01/24	Sweden	20,000,000	$17,100,000
			39,903,000
Utilities 2.9%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	15,400,000	14,957,250
senior note, 5.375%, 1/15/23.	United States	18,300,000	17,974,040
[c] senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	7,500,000	7,893,750
[c] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	43,000,000	30,637,500
NRG Yield Operating LLC, senior bond, 5.375%, 8/15/24.	United States	19,000,000	18,382,500
PPL Energy Supply LLC, senior bond, 6.50%, 6/01/25.	United States	13,000,000	11,472,500
[c,f] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	50,000,000	15,625,000
			116,942,540
Total Corporate Bonds (Cost $4,620,334,529)			3,881,059,430

Senior Floating Rate Interests (Cost $30,147,910) 0.7%
Household & Personal Products 0.7%
[i,k] Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	30,329,519	30,158,916

		Shares

Litigation Trusts (Cost $—) 0.0%
[a,b] NewPage Corp., Litigation Trust	United States	30,000,000	—
Total Investments before Short Term Investments
(Cost $4,666,692,057)			3,915,108,421

Short Term Investments (Cost $142,510,253) 3.5%
Money Market Funds 3.5%
[a,l] Institutional Fiduciary Trust Money Market Portfolio	United States	142,510,253	142,510,253
Total Investments (Cost $4,809,202,310) 99.0%.			4,057,618,674
Other Assets, less Liabilities 1.0%			43,019,311
Net Assets 100.0%			$4,100,637,985

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

See Abbreviations on page 41.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2016, the aggregate value of these securities was $14,128,480, representing 0.34% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
May 31, 2016, the aggregate value of these securities was $1,897,224,786, representing 46.27% of net assets.
dPerpetual security with no stated maturity date.
eA portion or all of the security purchased on a when-issued basis. See Note 1(c).
fSee Note 7 regarding defaulted securities.
gAt May 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
hPrincipal amount is stated in 1,000 Units.
iThe coupon rate shown represents the rate at period end.
jIncome may be received in additional securities and/or cash.
kSee Note 1(d) regarding senior floating rate interests.
lSee Note 3(f) regarding investments in affiliated management investment companies.

28 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
May 31, 2016

Franklin High Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,666,692,057
Cost - Non-controlled affiliates (Note 3f)	142,510,253
Total cost of investments	$4,809,202,310
Value - Unaffiliated issuers	$3,915,108,421
Value - Non-controlled affiliates (Note 3f)	142,510,253
Total value of investments	4,057,618,674
Receivables:
Investment securities sold	8,764,958
Capital shares sold	5,438,984
Interest	69,892,634
Other assets	10,984
Total assets	4,141,726,234
Liabilities:
Payables:
Investment securities purchased	27,894,398
Capital shares redeemed	9,514,373
Management fees	1,508,109
Distribution fees	747,811
Transfer agent fees	1,171,678
Accrued expenses and other liabilities.	251,880
Total liabilities	41,088,249
Net assets, at value	$4,100,637,985
Net assets consist of:
Paid-in capital	$5,332,686,140
Distributions in excess of net investment income	(29,087,709)
Net unrealized appreciation (depreciation)	(751,583,636)
Accumulated net realized gain (loss)	(451,376,810)
Net assets, at value	$4,100,637,985

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN HIGH INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
May 31, 2016

Franklin High Income Fund

Class A:
Net assets, at value	$2,745,474,352
Shares outstanding.	1,582,423,954
Net asset value per share[a]	$1.73
Maximum offering price per share (net asset value per share ÷ 95.75%)	$1.81
Class C:
Net assets, at value	$563,217,518
Shares outstanding.	321,272,919
Net asset value and maximum offering price per share[a]	$1.75
Class R:
Net assets, at value	$227,440,477
Shares outstanding.	129,051,101
Net asset value and maximum offering price per share	$1.76
Class R6:
Net assets, at value	$37,871,604
Shares outstanding.	21,861,034
Net asset value and maximum offering price per share	$1.73
Advisor Class:
Net assets, at value	$526,634,034
Shares outstanding.	303,156,203
Net asset value and maximum offering price per share	$1.74

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

30 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended May 31, 2016

Franklin High Income Fund

Investment income:
Interest	$342,785,259
Expenses:
Management fees (Note 3a)	22,215,695
Distribution fees: (Note 3c)
Class A	4,449,646
Class C	4,046,329
Class R	1,286,315
Transfer agent fees: (Note 3e)
Class A	4,737,621
Class C	993,839
Class R	410,781
Class R6	3,567
Advisor Class	1,655,609
Custodian fees (Note 4)	41,002
Reports to shareholders	429,414
Registration and filing fees.	179,164
Professional fees	81,965
Trustees’ fees and expenses	124,786
Other	89,801
Total expenses	40,745,534
Expense reductions (Note 4)	(348)
Expenses waived/paid by affiliates (Note 3f)	(377,403)
Net expenses	40,367,783
Net investment income.	302,417,476
Realized and unrealized gains (losses):
Net realized gain (loss) from investments.	(260,352,334)
Net change in unrealized appreciation (depreciation) on investments	(582,466,954)
Net realized and unrealized gain (loss)	(842,819,288)
Net increase (decrease) in net assets resulting from operations	$(540,401,812)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 31

FRANKLIN HIGH INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin High Income Fund

	Year Ended May 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$302,417,476	$376,437,321
Net realized gain (loss)	(260,352,334)	41,775,944
Net change in unrealized appreciation (depreciation)	(582,466,954)	(497,797,376)
Net increase (decrease) in net assets resulting from operations	(540,401,812)	(79,584,111)
Distributions to shareholders from:
Net investment income:
Class A	(196,387,440)	(224,537,970)
Class C	(37,669,773)	(45,243,261)
Class R	(15,883,866)	(19,014,398)
Class R6	(5,740,383)	(3,433,463)
Advisor Class	(71,494,798)	(92,864,512)
Total distributions to shareholders	(327,176,260)	(385,093,604)
Capital share transactions: (Note 2)
Class A	(371,973,419)	(178,003,170)
Class C	(115,394,251)	(62,660,713)
Class R	(52,516,497)	(15,828,789)
Class R6	(28,454,518)	49,340,016
Advisor Class	(708,012,083)	(169,588,535)
Total capital share transactions	(1,276,350,768)	(376,741,191)
Net increase (decrease) in net assets	(2,143,928,840)	(841,418,906)
Net assets:
Beginning of year.	6,244,566,825	7,085,985,731
End of year	$4,100,637,985	$6,244,566,825
Distributions in excess of net investment income included in net assets:
End of year	$(29,087,709)	$(12,687,507)

32 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Notes to Financial Statements

Franklin High Income Fund

1. Organization and Significant Accounting Policies

Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin High Income Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

34 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

2. Shares of Beneficial Interest

At May 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended May 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	232,082,060	$407,227,817	328,869,092	$675,245,400
Shares issued in reinvestment of distributions	96,519,961	169,759,447	93,512,721	191,426,674
Shares redeemed	(545,004,523)	(948,960,683)	(512,025,476)	(1,044,675,244)
Net increase (decrease)	(216,402,502)	$(371,973,419)	(89,643,663)	$(178,003,170)
Class C Shares:
Shares sold	47,124,945	$83,649,903	71,316,415	$148,244,852
Shares issued in reinvestment of distributions	18,780,833	33,427,912	18,917,506	39,108,283
Shares redeemed	(131,612,385)	(232,472,066)	(121,655,846)	(250,013,848)
Net increase (decrease)	(65,706,607)	$(115,394,251)	(31,421,925)	$(62,660,713)
Class R Shares:
Shares sold	21,581,566	$38,340,205	37,086,244	$77,384,806
Shares issued in reinvestment of distributions	8,701,004	15,562,381	8,962,976	18,616,906
Shares redeemed	(59,943,422)	(106,419,083)	(54,251,549)	(111,830,501)
Net increase (decrease)	(29,660,852)	$(52,516,497)	(8,202,329)	$(15,828,789)
Class R6 Shares:
Shares sold	24,911,032	$45,401,397	27,546,972	$56,869,218
Shares issued in reinvestment of distributions	2,820,782	4,933,796	1,327,027	2,701,297
Shares redeemed	(46,285,536)	(78,789,711)	(5,034,393)	(10,230,499)
Net increase (decrease)	(18,553,722)	$(28,454,518)	23,839,606	$49,340,016
Advisor Class Shares:
Shares sold	166,577,476	$293,777,629	349,201,630	$718,351,244
Shares issued in reinvestment of distributions	37,828,081	67,014,914	40,553,519	83,085,144
Shares redeemed	(619,178,033)	(1,068,804,626)	(471,135,682)	(971,024,923)
Net increase (decrease)	(414,772,476)	$(708,012,083)	(81,380,533)	$(169,588,535)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

36 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended May 31, 2016, the effective investment management fee rate was 0.448% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.15%
Class C	0.65%
Class R	0.50%

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$668,818
CDSC retained	$92,980

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2016, the Fund paid transfer agent fees of $7,801,417, of which $3,231,125 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to June 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	217,022,124	1,266,446,938	(1,340,958,809)	142,510,253	$142,510,253	$—	$—	0.70%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until September 30, 2016. There were no Class R6 transfer agent fees waived during the year ended May 31, 2016.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended May 31, 2016, the purchase and sale transactions aggregated $7,568,450 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

38 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

At May 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$15,010,359
2018	146,834,317

Capital loss carryforwards not subject to expiration:
Short term	7,119,352
Long term	282,477,044
Total capital loss carryforwards	$451,441,072

The tax character of distributions paid during the years ended May 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$327,176,260	$385,093,604

At May 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$4,822,153,298

Unrealized appreciation	$62,487,593
Unrealized depreciation	(827,022,217)
Net unrealized appreciation (depreciation)	$(764,534,624)
Distributable earnings - undistributed ordinary
income	$5,255,459

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2016, aggregated $870,929,961 and $2,072,205,840, respectively.

7. Credit Risk and Defaulted Securities

At May 31, 2016, the Fund had 95.54% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2016, the aggregate value of these securities was $107,471,830, representing 2.62% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—	$93,331		$93,331
Transportation	—	—	3,796,744		3,796,744
Corporate Bonds	—	3,876,144,025	4,915,405	[b]	3,881,059,430
Senior Floating Rate Interests	—	30,158,916	—		30,158,916
Litigation Trusts	—	—	—[b]		—
Short Term Investments	142,510,253	—	—		142,510,253
Total Investments in Securities	$142,510,253	$3,906,302,941	$8,805,480		$4,057,618,674

aIncludes common and convertible preferred stocks.
bIncludes securities determined to have no value at May 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

40 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
FRN Floating Rate Note
PIK Payment-In-Kind

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Fund (the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 15, 2016

42 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $248,428,931 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2016.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2007	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

44 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board and	Board since
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1978
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

46 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale,FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
FRANKLIN HIGH INCOME FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for Franklin High Income Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, brokerage commissions and execution, pricing and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed, and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s

48 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
FRANKLIN HIGH INCOME FUND
SHAREHOLDER INFORMATION

determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Broadridge report furnished for the agreement renewal. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2015, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of all retail and institutional high yield funds as selected by Lipper. The Broadridge report showed the Fund’s income return during 2015 to be in the highest quintile of such performance universe, and its income return on an annualized basis to be in the highest quintile of such performance universe for the previous three-year period and the second-highest quintile for the previous five- and 10-year periods. The Broadridge report showed the Fund’s total return during 2015 to be in the lowest performing quintile of such performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and five-year periods and the second-lowest performing quintile of such universe for the previous 10-year period. The Board took notice of the reasons for the low relative total return but was satisfied with the Fund’s comparative performance as shown in the Broadridge report given the Fund’s primary goal to return a high level of current income.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The Broadridge report showed the Fund’s contractual investment management fee rate as well as its actual total expense ratio in each case to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years.

franklintempleton.com

Annual Report

FRANKLIN HIGH INCOME TRUST
FRANKLIN HIGH INCOME FUND
SHAREHOLDER INFORMATION

Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through investment management fee breakpoints so that as a fund grows in size, its effective investment management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets, with additional breakpoints continuing thereafter until reaching a final breakpoint of 0.35% for net assets in excess of $50 billion. As of December 31, 2015, the Fund had net assets of approximately $4.58 billion. In considering such fee structure, the Board took into account management’s position that fees reach a relatively low rate quickly and that such low rate, in effect, reflects anticipated economies of scale as assets increase as shown in the Fund’s favorable contractual investment management fee and total expense comparisons within its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

50 Annual Report

franklintempleton.com

FRANKLIN HIGH INCOME TRUST
FRANKLIN HIGH INCOME FUND
SHAREHOLDER INFORMATION

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus
available upon request). To reduce Fund expenses, we try to
identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This
process, called “householding,” will continue indefinitely
unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At
any time you may view current prospectuses/summary
prospectuses and financial reports on our website. If you
choose, you may receive these documents through electronic
delivery.

franklintempleton.com

Annual Report

This page intentionally left blank.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $56,473 for the fiscal year ended May 31, 2016 and $65,569 for the fiscal year ended May 31, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,518 for the fiscal year ended May 31, 2016 and $0 for the fiscal year ended May 31, 2015.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $663,151 for the fiscal year ended May 31, 2016 and $9,000 for the fiscal year ended May 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $664,669 for the fiscal year ended May 31, 2016 and $9,000 for the fiscal year ended May 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)     Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date  July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date  July 27, 2016

By /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

      Chief Accounting Officer

Date  July 27, 2016